MERRILL LYNCH LARGE CAP SERIES FUNDS, INC.
                       of Master Large Cap Series Trust

                  Supplement dated September 15, 2000 to the
           Statement of Additional Information dated August 1, 2000

      The first sentence of the third paragraph on page 2 is deleted and replaced with the following:

          "As described in the Prospectus, each Fund generally seeks to invest in companies whose market capitalization is at least $5 billion under current market conditions. This definition of large cap companies may be changed in response to changes in the market."



Code #19077-09-00